UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 6, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-14244                                        84-1214736
--------------------------------------------------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)

1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA      92262
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)

                                 (760) 327-5284
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                        GLAS-AIRE INDUSTRIES GROUP LTD.
                              145 TYEE DRIVE, #1641
                         POINT ROBERTS, WASHINGTON 98281
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

     Item 4.02  Non-Reliance on Previously Issued Financial Statements
                 on a Related or Completed Interim Review......................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   ASSET BACKED SECURITIES...........................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements on a Related or Completed Interim Review

         The Company has filed a Form 10-KSB/A which includes restated financial statements as of and for the fiscal year ended December 31, 2006. The restated financial statements reflect, as compared to the financial statements filed with the Company's original Report on Form 10-KSB filed for the fiscal year ending December 31, 2006, the following differences: (1) an increase in prepaid expense, (2) an increase in recorded goodwill, and (3) changes in the outstanding common stock and paid-in-capital. All of these changes relate to the manner in which the Company recorded the accounting for the acquisition of Pacific Environmental Sampling, Inc., its wholly-owned subsidiary, in October 2006.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                           --------------------------
                                  (Registrant)

Date:  July 6, 2007


                  \s\ Edward L. Torres, Chief Executive Officer
                  --------------------------------------------
                    Edward L. Torres, Chief Executive Officer












                                      -2-